UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                August 21, 2007

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                   0-10661                   94-2792841
------------------------        ---------------          --------------------
     (State or other         (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                      Identification No.)
incorporation or organization)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

 [ ] Soliciting  material pursuant to rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 8.01: Other Events
------------------------
On August 21, 2007, the Board of Directors of TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, announced the completion of its stock repurchase plan adopted on July 31, 2003 and amended on April 9, 2004 and adopted a new stock repurchase plan for the repurchase of up to 500,000 shares of the common stock of TriCo Bancshares on the open market. These events are described in greater detail in the press release dated August 21, 2007, a copy of which is attached as Exhibit 99.1.

Item 9.01:  Financial Statements and Exhibits
---------------------------------------------
(c)  Exhibits

     99.1  Press release dated August 21, 2007


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TRICO BANCSHARES

Date:  August 22, 2007        By:  /s/ Thomas J. Reddish
                                   --------------------------------------
                                   Thomas J. Reddish, Executive Vice
                                   President and Chief Financial Officer
                                   (Principal Financial and Accounting
                                   Officer)

                                                                    Exhibit 99.1

              TRICO BANCSHARES ANNOUNCES NEW STOCK REPURCHASE PLAN


PRESS RELEASE                                    Contact: Thomas J. Reddish,
FOR IMMEDIATE RELEASE                            Vice President & CFO
                                                 (530) 898-0300

CHICO, Calif. - (August 21, 2007) - TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, today announced that it has completed its stock repurchase plan originally adopted on July 31, 2003 and amended on April 9, 2004. Under this plan, the Company repurchased a total of 500,000 shares of its common stock with the final 105,629 shares being repurchased during August 2007 at an average price of $20.97 per share. The Company has repurchased a total of 1,337,600 shares under repurchase plans since July 2000.

In addition the Board of Directors adopted a new plan to repurchase, as conditions warrant, up to 500,000 shares of the Company's common stock on the open market. The timing of purchases and the exact number of shares to be purchased will depend on market conditions. The 500,000 shares authorized for repurchase under this new stock repurchase plan represent approximately 3.2% of the Company's 15,814,662 currently outstanding common shares. This new stock repurchase plan has no expiration date.

President and CEO Richard P. Smith stated that this new stock repurchase plan is being implemented to provide management with an additional tool to optimize the Company's use of equity capital and enhance shareholder value. At June 30, 2007, the Company's total assets were $1,887,027,000 and shareholders' equity was $178,600,000.

TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 31-year history in the banking industry. Tri Counties Bank operates 32 traditional branch locations and 23 in-store branch locations in 22 California counties. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 62 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com.